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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report
         (Date of earliest event reported):              May 5, 2005
                                                       --------------

                          INSITUFORM TECHNOLOGIES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-10786               13-3032158
-------------------------------   ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)

     702 Spirit 40 Park Drive, Chesterfield, Missouri              63005
----------------------------------------------------------       ----------
         (Address of principal executive offices)                (Zip Code)


         Registrant's telephone number,
         including area code                           (636) 530-8000
                                                       --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry Into a Material Definitive Agreement.

                  On May 5, 2005, the Board of Directors of Insituform Technologies, Inc. (the "Company"), based on the recommendation of the Compensation Committee, authorized and approved grants of options to purchase shares of the Company's Class A Common Stock and awards of restricted shares of the Company's Common Stock to each of the Company's executive officers in the following amounts: (1) 95,000 stock options and 14,000 shares of restricted stock to Thomas S. Rooney, Jr., the Company's President and Chief Executive Officer; (2) 26,000 stock options and 4,000 shares of restricted stock to Christian G. Farman, the Company's Senior Vice President and Chief Financial Officer; (3) 26,000 stock options and 4,000 shares of restricted stock to Thomas E. Vossman, the Company's Senior Vice President and Chief Operating Officer; and (4) 13,500 stock options and 2,000 shares of restricted stock to David F. Morris, the Company's Vice President, General Counsel and Secretary. The stock options will vest 25% on the date of grant and an additional 25% on the anniversary date of the date of grant in each of the first three years after the grant date, subject to continued employment with the Company, and will expire on the seventh anniversary of the grant date. The stock options have an exercise price equal to the fair market value of the Common Stock on the date of grant ($14.65) and, to the maximum extent permitted under the limitations contained in the Internal Revenue Code, will be incentive stock options, with the remainder being non-qualified stock options. The restricted stock will vest 100% on the third anniversary of the date of grant, in a cliff vesting arrangement, subject to the Company's achievement of certain pre-established performance goals.


Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

                  See the Index to Exhibits attached hereto.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INSITUFORM TECHNOLOGIES, INC.



                               By: /s/ David F. Morris
                                   ---------------------------------------------
                                   David F. Morris
                                   Vice President, General Counsel and Secretary

Date: May 11, 2005



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                                INDEX TO EXHIBITS


Exhibit         Description
-------         -----------
10.1            Form of Incentive Stock Option Agreement.

10.2            Form of Non-Qualified Stock Option Agreement.

10.3            Form of Restricted Stock Agreement for Executives.